Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FS BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 8, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of FS Bancorp, Inc. to be held at the 1st Security Bank Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 23, 2019 at 2:00 p.m., local time.

The notice of annual meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of FS Bancorp, Inc., as well as a representative of Moss Adams LLP, our independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Joseph C. Adams

Joseph C. Adams Chief Executive Officer

FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2019

Notice is hereby given that the annual meeting of shareholders of FS Bancorp, Inc. will be held at the 1st  Security Bank Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 23, 2019, at 2:00 p.m., local time, for the following purposes:

Proposal 1.	Election of three directors each for a three-year term.

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proposal 3.	Advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for 2019.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 23, 2019.  Our proxy statement and 2018 Annual Report to Shareholders are available at http://investorrelations.fsbwa.com/CorporateProfile.

The Board of Directors has fixed the close of business on March 22, 2019 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET

MATTHEW D. MULLET SECRETARY

Mountlake Terrace, Washington
April 8, 2019

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

ANNUAL MEETING OF SHAREHOLDERS
MAY 23, 2019

The Board of Directors of FS Bancorp, Inc. is using this proxy statement to solicit proxies from our shareholders for use at our annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about April 8, 2019.

The information provided in this proxy statement relates to FS Bancorp, Inc. and its wholly-owned subsidiary, 1st Security Bank of Washington.  FS Bancorp, Inc. may also be referred to as “FS Bancorp” and 1st Security Bank of Washington may also be referred to as “1st Security Bank” or the “Bank.”  References to “we,” “us” and “our” refer to FS Bancorp and, as the context requires, 1st Security Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Thursday, May 23, 2019
Time:	2:00 p.m., local time
Place:	1st Security Bank Administrative Office 6920 220th Street SW, Mountlake Terrace, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors each for a three-year term.

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proposal 3.	Advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2019.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on March 22, 2019 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of FS Bancorp’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of FS Bancorp common stock you own, unless you own more than 10% of FS Bancorp’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of FS Bancorp’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On March 22, 2019, there were 4,495,078 shares of FS Bancorp common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This question provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of FS Bancorp common stock are held in your name.  If you are a beneficial owner of FS Bancorp common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions below under “What if My Shares Are Held in Street Name?”

Shares of FS Bancorp common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of FS Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR advisory approval of the compensation of our named executive officers as disclosed in this proxy statement, for holding future advisory votes on executive compensation every ONE YEAR and FOR ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, the nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from the nominee that you must follow in order to have your shares voted.  The nominee may allow you to deliver your voting instructions via telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to the nominee, the nominee may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted will be treated as “broker non-votes.”  The proposal to elect directors and the advisory votes regarding executive compensation are considered non-discretionary items; therefore, you must provide instructions to the nominee in order to have your shares voted with respect to these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the FS Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”), which owns 5.66% of FS Bancorp’s common stock.  Employees of FS Bancorp and 1st Security Bank participate in the ESOP.  Each ESOP participant may instruct the trustee how to vote the shares of FS Bancorp common stock allocated to his or her account under the ESOP by completing the vote authorization form.  If an ESOP participant properly executes a vote authorization form, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Allocated shares for which proper voting instructions are not received and unallocated shares held by the ESOP will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  In order to give the trustees sufficient time to vote, all vote authorization forms from ESOP participants must be received by the transfer agent on or before May 20, 2019.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of FS Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of FS Bancorp common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld will have no effect on the outcome of the election because the three nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement, requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Advisory Vote on the Frequency of Future Shareholder Votes on Executive Compensation

The advisory (non-binding) vote regarding the frequency of future shareholder votes on executive compensation has three alternatives.  Shareholders may vote that future shareholder votes on executive compensation be held every year, every two years or every three years, or shareholders may abstain from voting.  The alternative receiving the greatest number of votes (every year, every two years or every three years) will be the frequency that shareholders approve.  Abstentions and broker non-votes will have no effect on the outcome of the advisory vote because the alternative receiving the greatest number of votes will be the frequency that shareholders approve.  Our Board of Directors unanimously recommends that you vote for the adoption of an advisory resolution that shareholders should consider an advisory resolution on executive compensation EVERY YEAR.

Vote Required to Approve Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of FS Bancorp in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 22, 2019, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of FS Bancorp’s common stock other than directors and executive officers;

•	each director and director nominee of FS Bancorp;

•	each executive officer of FS Bancorp or any of its subsidiaries named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of FS Bancorp and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of FS Bancorp’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy of, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of FS Bancorp’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 4,495,078 shares of FS Bancorp common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

FS Bancorp, Inc. Employee Stock Ownership Plan	254,572	(2)	5.66
T. Rowe Price Associates, Inc.	233,715	(3)	5.12

Directors

Joseph C. Adams*	78,970	(4)	1.74
Michael J. Mansfield	37,291	(5)	**
Ted A. Leech	37,037	(6)	**
Joseph P. Zavaglia	12,917	(7)	**
Marina Cofer-Wildsmith	11,767	(8)	**
Margaret R. Piesik	20,471	(9)	**
Mark H. Tueffers	21,850	(10)	**

Named Executive Officers

Donn C. Costa	63,846		1.42
Matthew D. Mullet	45,567		1.01

All Executive Officers and Directors as a Group (14 persons)	397,913		8.62
____________
*	Mr. Adams is also a named executive officer of FS Bancorp.
**	Less than one percent of shares outstanding.
(1)
Shares of restricted stock, as to which the holders have voting power but not investment power, are included as follows: Director Adams, 11,821 shares; Directors Mansfield, Leech, Zavaglia, Cofer-Wildsmith, Piesik and Tueffers, 850 shares each; Mr. Costa, 5,500 shares; Mr. Mullet, 4,800 shares; and all executive officers and directors as a group, 36,821 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Director Adams, 40,000 shares; Director Mansfield, 2,600 shares; Director Zavaglia, 5,200 shares; Director Leech, 11,500 shares; Director Piesik, 12,200 shares; Director Cofer-Wildsmith, 8,467 shares;  Director Tueffers, 7,800 shares;  Mr. Costa, 3,500 shares; Mr. Mullet, 7,737 shares; and all executive officers and directors as a group, 123,504 shares.

(2)	Represents shares held in the ESOP. The ESOP has shared voting and dispositive power over the shares reported. The address of the ESOP is 6920 220th Street SW, Mountlake Terrace, Washington 98043.
(3)
Based solely on a Schedule 13G/A dated February 14, 2019, regarding shares owned as of December 31, 2018. According to the filing, T. Rowe Price Associates, Inc. has sole voting power over 42,311 shares and sole dispositive power over 233,715 shares and T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power over 191,404 shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(4)	Includes 23,278 shares held jointly with spouse.
(5)	Includes 18,331 shares held jointly with spouse and 7,310 shares held in an individual retirement account (“IRA”).
(6)	Includes 7,187 shares held jointly with spouse and 1,000 shares held in trust.
(7)	Includes 750 shares held jointly with spouse and 4,807 shares held in an IRA.
(8)	Includes 974 shares held jointly with spouse.
(9)	Includes 626 shares held in an IRA.
(10)	Includes 13,100 shares held in an IRA and 100 shares held in his spouse’s IRA.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of FS Bancorp and each nominee for director.  The Nominating/Governance Committee of the Board of Directors selects nominees for election as directors.   Ted A. Leech, Marina Cofer-Wildsmith and Mark H. Tueffers currently serve as FS Bancorp directors and have been nominated to each serve a three-year term.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Ted A. Leech, Marina Cofer-Wildsmith and Mark H. Tueffers.

	Age as of	Year First Elected or	Term to
Name	December 31, 2018	Appointed Director (1)	Expire

Board Nominees

Ted A. Leech	71	2005	2022 (2)
Marina Cofer-Wildsmith	51	2012	2022 (2)
Mark H. Tueffers	60	2016	2022 (2)

Directors Continuing in Office

Michael J. Mansfield	62	2008	2020
Margaret R. Piesik	68	2006	2020
Joseph C. Adams	59	2005	2021
Joseph P. Zavaglia	70	2011	2021
_____________
(1)
Includes prior service on the Board of Directors of 1st Security Bank, with the exception of Mr. Tueffers, who has served on the Bank’s Board since 2013 but was first elected to FS Bancorp’s Board in 2016.

(2)	Assuming reelection.

Information Regarding Nominees for Election.  Set forth below is the present principal occupation and other business experience during at least the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of FS Bancorp.

Ted A. Leech, Chairman of the Board of FS Bancorp and 1st Security Bank, is retired from Univar Corporation.  From January 2003 to February 2005, Mr. Leech was Vice President of Business Development where he conducted feasibility studies and investigated potential investments in China, Hong Kong, Singapore, Australia, Malaysia, Indonesia and Brazil.  Prior to that, Mr. Leech was Senior Vice President of Administration for Univar USA where he was responsible for accounting, payables/receivables, information systems, treasury, legal, human resources and internal audit.  As a result of his professional experiences, Mr. Leech brings strong leadership, management, finance, accounting and human resource skills to our board.  Mr. Leech’s expertise also qualifies him as a financial expert, which was the basis of his selection as Chairman of the Audit Committee.

Marina Cofer-Wildsmith has spent 30 years working in nonprofit management and business development.  Currently, she serves as Co-chair of the Bainbridge Youth Services Capital Campaign to build a new counseling facility, a position she has held since 2018.  Bainbridge Youth Services is a 54-year old non-profit that provides free and confidential counseling for youth.   Ms. Wildsmith served as Executive Director of Bainbridge Youth Services from 2011 to 2017.  Between September 2009 and October 2012, Ms. Wildsmith worked as a business growth and development consultant for health care and real estate/investment companies.  As a consultant, she assisted management in the development of business and marketing plans, as well as organizational effectiveness and accountability systems. She served as the Junior Varsity and Assistant Varsity soccer coach at Bainbridge High School on Bainbridge Island, Washington from May 2008 to October 2011.  Prior to 2008, Ms. Wildsmith served as Chief Executive Officer for the American Lung Association of the Northwest (2005-2007) and in numerous capacities with the Northwest, Washington and Eastern Missouri chapters of the American Lung Association including: Chief Executive Officer, American Lung Association of Washington (2003-2005); Communications and Marketing Director; and Program Director (1990-1993; 1995-2003).  Her career achievements include leading the Washington Smoke Free Restaurants and Bars Initiative, developing and mobilizing the air quality forecasting model used by the media nationally, establishing the first regional office of the American Lung Association in the Pacific Northwest, and advocating for other essential legislation to improve public health.  Ms. Wildsmith is also very active in the community.  She has served on several boards including eight years as a director for the Puget Sound Clean Agency (2005-2013) and three years as a director for the Rotary Club of Bainbridge Island (2012-2015).  She has her undergraduate degree in Biology and Anthropology from the College of William and Mary, Williamsburg, VA and her graduate degree in Educational Processes from Maryville University, St. Louis, Missouri.  As a result of her professional experiences and active community involvement, Ms. Wildsmith brings strong leadership, management, organization and interpersonal skills to our organization.

Mark H. Tueffers retired in 2016 as owner of Gallina, LLP, a regional CPA firm serving businesses and individuals.  Prior to joining Gallina, LLP in 2014, he was a founder and longtime owner of Seattle-area CPA firms, Tueffers, Guckian & Gamon, PLLC and Sutor & Tueffers.  He served a diverse clientele including both general contractors and subcontractors.  In the course of nearly 30 years of focusing solely on construction industry clients, he has developed a substantial expertise in matters of taxation. In the business and financial planning arena, his experience spans a wide range of capabilities.  Mr. Tueffers has served as a director of 1st Security Bank since 2013.  Prior to serving as a director of 1st Security Bank, he served as a Director of Golf Savings Bank from 2006 to 2010, when it was merged into Sterling Financial Corporation.  Mr. Tueffers also served as a Special Advisor to the Board of the American Marine Corporation.  He holds a Bachelors Degree in Business Administration (emphasis on accounting) from the University of Washington, and a Juris Doctorate degree from the University of Puget Sound.  Mr. Tueffers's training in accouting and law, experience as a small business owner, long history of advising clients on business transactions and experience as a director of banks suits him to director service.

Information Regarding Incumbent Directors.  Set forth below is the present principal occupation and other business experience during at least the last five years of each director continuing in office, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the director should serve on FS Bancorp’s Board of Directors.

Michael J. Mansfield spent 16 years with Deloitte LLP before joining Moss Adams LLP in 1995, where he was a partner for more than 10 years.  During his time with Moss Adams, Mr. Mansfield served as the lead of the Business Owner Succession Services Practice in the Seattle office and he served as a member of the firm’s Tax Committee.  He provided taxation, business and financial accounting services to a variety of clients in the financial services, construction, manufacturing and distribution, and service industries.  In January 2008, Mr. Mansfield left Moss Adams to start Family Fortunes, LLC, a consulting company aimed at assisting individuals and business owners develop and execute strategic plans, with the goals of enhancing value proposition and creating a legacy vision for families and business owners.  Mr. Mansfield is also a minority owner/part-time Chief Financial Officer for two construction companies (Pacific Pile & Marine, L.P. and R Miller, Inc.) and Columbia Pacific Finance, LLC, a financial services company, in addition to serving on the advisory board of six other private companies.  Mr. Mansfield’s 29 years of experience as a public accountant, together with his experience of being part of the management/advisory team of several small- to medium-sized businesses, has provided him with strong leadership, financial and administrative insights that are valuable to FS Bancorp.

Margaret R. Piesik worked at Microsoft for 11 years until retiring in 1998.  She served on the board of directors of the Providence Hospital Foundation from 2001 to 2003 and since 2004 has served as the President of Swedish Medical Center Service League.  She is a co-owner of White Barn Farm, a family-owned organic flower and vegetable farm.  She previously served on the board of the Kirkland Performance Center.  Ms. Piesik is also active in several local service organizations.  Ms. Piesik’s managerial experience, together with her experience serving on several boards and active participation in the local community, brings valuable knowledge and skills to our organization.

Joseph C. Adams is a director and has been the Chief Executive Officer of 1st Security Bank of Washington since July 2004.  He has also served in those capacities for FS Bancorp since its formation in September 2011.  He joined 1st Security Bank of Washington in April 2003 as its Chief Financial Officer.  Mr. Adams served as Supervisory Committee Chairperson from 1993 to 1999 when the bank was Washington’s Credit Union. Mr. Adams is a lawyer having worked for Deloitte as a tax consultant, K&L Gates as a lawyer and then at Univar USA as a lawyer and Director, Regulatory Affairs. He is a member of the Board of Directors of the Central Washington

University Foundation and the Community Bankers of Washington.  Mr. Adams received a Masters Degree equivalent from the Pacific Coast Banking School in 2007.  Mr. Adams’ legal and accounting backgrounds, as well as his duties as Chief Executive Officer of 1st Security Bank of Washington, bring a special knowledge of the financial, economic and regulatory challenges faced by the Bank which makes him well-suited to educating the Board on these matters.

Joseph P. Zavaglia has been the owner and operator of Zavaglia Consulting, L.L.C. since February 2008, which provides retail banking and small business advisory services to community banks. He also runs From the Heart of Italy, an Italian cooking school.  Mr. Zavaglia started his career with Rainier Bank in 1975 in branch operations and was ultimately promoted to manager, overseeing up to 13 branches.  From 1987 until 2003, he served as a Senior Vice President and Regional Manager with Security Pacific Bank, which acquired Rainier Bank in 1987, and then with Bank of America, which acquired Security Pacific Bank in 1992.  In February 2003, Mr. Zavaglia joined First Mutual Bank as its Executive Vice President, Retail Banking Group manager.  After experiencing his seventh bank merger in 2008, he made the decision to begin his consulting company and cooking school.  Mr. Zavaglia has formerly held Series 6, 63, and 26 securities licenses and his state insurance license for life and disabilities. He was a member of the board of Pacific Coast Banking School for nine years, was employed as the Director of Extension Programs for four years, and is a 1986 graduate of the program.  He was a member of the Pete Gross House Board for 14 years, was chair of the Italian Studies board at the University of Washington, is past State Board Chair for the March of Dimes where he served for 15 years, and is a former mentor in the Seattle University mentorship program and a former member of the Dean’s advisory board for the School of Business at Seattle University.  Mr. Zavaglia is a member of the Athletic Hall of Fame, Chair of the Board of Regents, and a member of the Hall of Fame selection committee at Seattle University.  Additionally, in 2012 he received a Distinguished Alumnus award from the Woodring College of Education of Western Washington University.  Mr. Zavaglia’s extensive banking experience, together with his numerous board experiences, educational background and active participation in the local community, brings valuable knowledge, experience and skills to our organization.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of FS Bancorp and 1st Security Bank conduct their business through board and committee meetings.  During the fiscal year ended December 31, 2018, the Boards of Directors of FS Bancorp and 1st Security Bank each held nine meetings.  No director of FS Bancorp or the Bank attended fewer than 75% of the total meetings of the boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of FS Bancorp has standing Audit, Compensation and Nominating/Governance committees.  The Board has adopted written charters for each of these committees, copies of which are available on our website at www.FSBWA.com under “Investor Relations.”

Audit Committee.  The Audit Committee consists of Directors Leech (Chairperson), Mansfield, Tueffers and Cofer-Wildsmith.  The Audit Committee meets at least quarterly and its primary responsibilities are to (1) meet with both the internal and external auditors on behalf of the Board of Directors to review and discuss their findings, and to make recommendations to the Board regarding the selection of the external auditors and (2) work closely with our compliance officer to monitor compliance with all applicable laws and regulations.  The Audit Committee met nine times during the year ended December 31, 2018.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on The Nasdaq Stock Market LLC (“Nasdaq”).  In addition, the Board of Directors has determined that Mr. Leech and Mr. Mansfield meet the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee.  The Compensation Committee consists of Directors Mansfield (Chairperson), Leech, Zavaglia and Piesik.  The Committee is responsible for the recommendation to the Board of Directors of the Chief Executive Officer’s annual compensation package, as well as Board compensation, Chief Executive Officer evaluation, the review and approval of executive incentive packages and perquisite programs, and overseeing and administering our qualified, tax exempt benefit plans.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq.  This Committee met eight times during the year ended December 31, 2018.

Nominating/Governance Committee.  The Nominating/Governance Committee, which consists of Directors Cofer-Wildsmith (Chairperson), Piesik and Zavaglia, is responsible for developing and recommending corporate governance policies and guidelines for FS Bancorp, and identifying and recommending director and committee member candidates.  The Committee meets at least four times a year.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq. This Committee met six times during the year ended December 31, 2018.

Only those nominations made by the Nominating/Governance Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of 1st Security Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating/Governance Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this proxy statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors adopted a corporate governance policy that covers the following:

•	the duties and responsibilities of each director;
•	the composition, responsibilities and operation of the Board of Directors;
•	the establishment and operation of Board committees;
•	succession planning;
•	convening executive sessions of independent directors;
•	the Board’s interaction with management and third parties; and
•	Board and Chief Executive Officer performance evaluations.

These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that seven of our eight directors are independent, as defined by Nasdaq.  Directors Cofer-Wildsmith, Leech,  Mansfield, Piesik, Tueffers and Zavaglia are all independent, as was former Director Judith A. Cochrane.  Only Joseph C. Adams, who is our Chief Executive Officer, is not independent.

Code of Business Conduct and Ethics.  On December 15, 2016, the Board of Directors updated our Code of Business Conduct and Ethics, which is designed to deter wrongdoing and to promote honest and ethical conduct in every respect.  The Code addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.   The Code is applicable to each of our directors, officers, including the principal executive officer and senior financial officers, and employees and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available on our website at www.FSBWA.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, FS Bancorp, Inc., 6920 220th Street SW, Mountlake Terrace, Washington 98043.  Shareholders should indicate clearly the director or director(s) to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors.  FS Bancorp encourages, but does not require, its directors to attend the annual meeting of shareholders.  All directors attended the 2018 annual meeting of shareholders, except for one director.

Transactions with Related Persons.  1st Security Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, other than those made under the Bank’s employee loan program, which is described below.  Loans to directors and officers are made in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  These loans are reviewed by the Chief Credit Officer and are acted on by 1st Security Bank’s Board of Directors.

The employee loan program applies to a mortgage loan to purchase or refinance a home.  Standard loan terms and underwriting qualifications apply, as do the following benefits: (1) a credit of 1% of the base loan amount will be given to offset our standard loan origination fee; (2) an owner-occupied transaction will also be given an additional credit of $995 to offset the processing fee; and (3) the wire transfer fee will be waived.  The table below provides information regarding our directors and executive officers who had indebtedness and principal payable thereon pursuant to the employee loan program that exceeded $120,000 during the years ended December 31, 2018 and 2017.

Name	Year ended December 31,	Type of loan	Amount involved in the trans- action ($)(1)	Amount out- standing at end of period ($)	Principal paid during the period ($)	Interest paid during the period ($)	Interest rate (%)

Donn C. Costa	2018	First mortgage	259,479	248,752	10,727	7,626	3.00 (2)
	2017	First mortgage	268,898	259,479	9,419	7,957	3.00 (2)

Ted A. Leech	2018	First mortgage	649,750	-- (3)	5,796	1,457	4.75 (4)
____________
(1)	Consists of the largest amount of principal outstanding during the year.
(2)	Prevailing rate at time loan was made was 3.25%, with a .25% reduction for automatic payment.
(3)	Loan was sold
(4)	Prevailing rate at time loan was made was 5.00%.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that these decisions are based on considerations other than our best interests.  Therefore, as a general matter and in accordance with our Code of Business Conduct and Ethics, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, our best interests. Accordingly, the Code requires the Board of Directors or a committee of the Board to review and, if appropriate, to approve or ratify any such transaction.  If a Board member is a participant in the transaction, then that member is required to abstain from the discussion, approval or ratification process.  After its review, the Board or committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as determined in good faith.

Leadership Structure

FS Bancorp has separated the roles of Chairman and Chief Executive Officer.  The Chairman, who is an independent director, leads the Board and presides at all Board meetings.  The Board supports having an independent director in a Board leadership position and has had an independent Chairman for many years.  Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The Chairman also serves as a liaison between the Board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of FS Bancorp, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent registered public accounting firm and meets directly with the firm at various times during the course of the year.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the year ended December 31, 2018, with the exception of Joseph C. Adams, who is our Chief Executive Officer and whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)(4)	Total ($)

Marina Cofer-Wildsmith	44,050	49,810	44,948	293	139,101
Ted A. Leech	60,850	49,810	44,948	2,201	157,809
Michael J. Mansfield	48,850	49,810	44,948	662	144,270
Margaret R. Piesik	51,350	49,810	44,948	889	146,997
Mark H. Tueffers	45,750	49,810	44,948	540	141,048
Joseph P. Zavaglia	46,250	49,810	44,948	517	141,525
Judith A. Cochrane (5)	24,550	--	--	--	24,550
______________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 18 of the Notes to Consolidated Financial Statements in FS Bancorp's Annual Report on Form 10-K for the year ended December 31, 2018.

(2)
Consists of an award of 850 shares of restricted stock to each non-employee director on August 15, 2018, which vests in equal installments of 20% per year beginning on August 15, 2019. Each director had 850 shares of unvested restricted stock outstanding on December 31, 2018.

(3)
Consists of an award of options to purchase 3,400 shares made to each non-employee director on August 15, 2018. The options vest in equal installments of 20% per year beginning on August 15, 2019. The directors had the following number of stock options outstanding on December 31, 2018: Ms. Cofer-Wildsmith, 11,868; Mr. Leech, 14,900; Mr. Mansfield, 6,000; Ms. Piesik, 15,600; Mr. Tueffers, 13,800; and Mr. Zavaglia, 8,600.

(4)	Consists of dividends paid on unvested restricted stock and tax equivalent value of life insurance premiums.
(5)	Ms. Cochrane retired on May 25, 2018.

Each director of 1st Security Bank is also a director of FS Bancorp.  The directors received no additional compensation for attendance at any meeting of FS Bancorp’s Board of Directors during the year ended December 31, 2018.  The directors are compensated for their service on 1st Security Bank’s Board of Directors.  In 2018, non-employee directors of 1st Security Bank received a retainer of $2,500 per month, except for the Chairman of the Board, who received $3,500 per month, for service on the Board.  Directors also receive the following additional fees: for the committee chairs, an annual retainer of $3,600; Board meeting attendance fees of $750 for each meeting attended in person and $250 for each meeting attended by teleconference; and a committee meeting attendance fee of $500.  1st Security Bank’s Compensation Committee recommends to the Board of Directors the amount of fees paid for service on the Board.  For 2019, the Committee recommended an increase of $1,000 per month to the monthly retainer paid to non-employee directors.  Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending board and committee meetings, industry conferences and continuing education seminars.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation for the years ended December 31, 2018 and 2017: (1) Joseph C. Adams, our principal executive officer; and (2) our two next most highly compensated executive officers, who are Donn C. Costa and Matthew D. Mullet.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensa- tion ($)	All Other Compensa- tion ($)(2)	Total ($)

Joseph C. Adams	2018	350,000	250,000	334,020	301,416	350,000	37,203	1,622,639
Chief Executive Officer	2017	342,148	250,000	--	--	350,000	45,619	987,767

Donn C. Costa	2018	300,000	--	269,560	243,248	300,000	33,043	1,145,851
Executive Vice President- Home Lending Production	2017	293,269	150,000	--	--	300,000	43,352	783,621

Matthew D. Mullet (3)	2018	300,000	250,000	70,320	63,456	300,000	34,382	961,048
Chief Finanial Officer,
Treasurer and Secretary
____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 18 of the Notes to Consolidated Financial Statements in FS Bancorp's Annual Report on Form 10-K for the year ended December 31, 2018.

(2)	For 2018, consists of the following:

	401(k) match ($)	ESOP contribution ($)	Life insurance premiums ($)	Dividends on unvested restricted stock($)

Joseph C. Adams	11,000	19,361	1,270	5,572
Donn C. Costa	11,000	19,361	1,336	1,346
Matthew D. Mullet	11,000	19,361	1,045	2,976

(3)	Not a named executive officer in 2017.

Employee Benefits

Incentive Compensation Plan.  In 2018, the Board revised our Executive Compensation Policy.  The purpose of the policy is to outline the framework for developing executive compensation plans.  The policy provides that plans must be structured to: (1) allow FS Bancorp to attract, retain and motivate superior executive talent; (2) ensure that incentives are appropriate in the context of Bank financial performance as compared to goals, industry averages and relevant peer groups; (3) provide sufficient discretion to recognize individual differences in performance; (4) align executive compensation with shareholder interests; (5) properly balance risk and reward; and (6) recognize the Bank’s commitment to building culture and teamwork.  The policy further provides that the Compensation Committee is responsible for any plan’s design details, function and oversight.

The Executive Compensation Policy details the incentive awards and discretionary bonuses.  Awards are based upon both Bank and individual performance and include multiple factors based upon the overall safety and soundness of 1st Security Bank.  Payments must be made as soon as the year-end financial audit is completed but no later than 75 days from year end.  The policy also includes a broad clawback policy that gives the Board the right to withhold or recoup awards in the event of fraud, restatement of the financial statements due to a material error, a loss or other injury to the Bank’s reputation because of an imprudent risk taken by a participant or a violation of the Bank’s Code of Ethics.

Participant target payout levels are set as a percentage of the participant’s base pay.  For each of the named executive officers, 2018 payout levels were 100% of salary.  Awards may be based on a number of qualitative targets but must include return on average assets, return on average equity and profit.  Other targets may include allowance for loan losses levels, loan growth/concentration, deposit growth, liquidity and capital levels.  Based on the assessment of the results by the Compensation Committee, a payout level is recommended for each participant.  The Chief Executive Officer will also provide a recommendation for payout levels for the other members of the executive management team.  The Compensation Committee has the right to provide additional discretionary bonuses on a case by case basis if it deems that the performance warrants a payout beyond the set payout levels.  The Compensation Committee awarded incentive bonuses to the named executive officers based on 1st Security Bank’s strong financial performance, as evidenced by its performance related to peers, return on average assets and earnings per share.

Equity Incentive Plan.  In 2018, our Board of Directors unanimously adopted, and shareholders approved, the FS Bancorp, Inc. 2018 Equity Incentive Plan.  The purposes of the plan are: (1) to promote the long-term growth and profitability of FS Bancorp; (2) to attract and retain individuals of outstanding competence; and (3) to provide participants with incentives that are closely linked to the interests of all shareholders of FS Bancorp.  Stock-based award grants align the interests of employees with those of shareholders.  When FS Bancorp performs well, employees are rewarded along with other shareholders.  We believe that stock-based award grants are of great value in recruiting and retaining highly qualified personnel who are in great demand.

401(k) Plan.  1st Security Bank offers a qualified, tax-exempt savings plan to our employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code.  Generally, all employees, as of the first day of the month following the commencement of employment, who have attained age 18, are eligible to make 401(k) contributions.  During 2018, participants were permitted to make salary reduction contributions to the 401(k) Plan of up to 90% of their annual salary, up to a maximum of $18,500.  In addition, participants who have attained age 50 may defer an additional $6,000 annually as a 401(k) “catch-up” contribution.  All contributions made by participants are either before-tax contributions or after-tax “Roth 401(k) contributions,” as elected by the participant.  We have the ability to match 401(k) contributions.  During 2018, we matched 100% of participant contributions up to 3% of the participant’s annual salary and 50% of participant contributions on the next 2% of the participant’s annual salary.  We may also make a discretionary profit sharing contribution under the 401(k) Plan, though no such contribution was made in 2018.  All participant 401(k) contributions and earnings, as well as all matching and profit sharing contributions and earnings, are fully and immediately vested.

ESOP.  We have adopted a tax-qualified employee stock ownership plan (“ESOP”) for our employees.  Employees who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.  Shares released from the ESOP suspense account will be allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s eligible compensation to the total eligible compensation of all eligible ESOP participants, determined as of December 31.  An employee is eligible for an employee stock ownership allocation if he is credited with 1,000 or more hours of service during the plan year, and either is actually employed on the last day of the plan year.  Forfeitures will be reallocated among remaining participating employees in the same manner as an employee contribution.  The account balances of participants within the employee stock ownership plan will become 100% vested upon completion of three years of service.

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of December 31, 2018 is presented for the named executive officers.

	Option Awards (1)					Stock Awards (1)
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Joseph C. Adams	05/08/14	30,000	10,000	16.89	05/08/24	11,821	506,884
	08/15/18	--	22,800	58.60	08/15/28

Donn C. Costa	05/08/14	--	3,500	16.89	05/08/24	5,500	235,840
	08/15/18	--	18,400	58.60	08/15/28

Matthew D. Mullet	05/08/14	4,237	3,500	16.89	05/08/24	4,800	205,824
	08/15/18	--	4,800	58.60	08/15/28
____________
(1)	Awards vest pro rata over a five-year period from the grant date, with the first 20% vesting one year after the grant date.

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our equity plans also provide for potential payments upon termination.  The following table shows, as of December 31, 2018, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Death ($)	Disability ($)	Involuntary Termination ($)	Change in Control ($)

Joseph C. Adams
Severance Agreement	--	--	700,000	700,000
Equity Awards (1)	766,784	766,784	--	766,784

Donn C. Costa
Change in Control Agreement	--	--	--	300,000
Equity Awards (1)	326,805	326,805	--	326,805

Matthew D. Mullet
Change in Control Agreement	--	--	--	300,000
Equity Awards (1)	296,789	296,789	--	296,789
___________
(1)	Amounts are based on FS Bancorp’s common stock closing price of $42.88 on December 31, 2018.

Severance Agreement for Chief Executive Officer.  1st Security Bank entered into a severance agreement with Mr. Adams.  The agreement provides that if (1) the Bank terminates Mr. Adams’ employment other than for cause, (2) Mr. Adams terminates his employment for “good reason” or (3) there is a change in control of the Bank, Mr. Adams would be entitled to receive from the Bank a lump sum payment equal to 24 months of his base compensation.  “Good reason” means any one or more of the following: (1) reduction of Mr. Adams’ salary or elimination of any significant compensation, unless generally applicable to similarly-situated employees; (2) assignment to Mr. Adams without his consent any authorities or duties materially inconsistent with his position as of the date of the severance agreement; and (3) a relocation or transfer that would materially increase Mr. Adams’ commute.

Change in Control Agreements.  1st Security Bank entered into change in control agreements with Messrs. Costa and Mullet.  These agreements provide that if there is a change in control of the Bank during the term of the agreement, the executive will be entitled to a severance payment if the executive suffers an involuntary termination within six months preceding or twelve months following the change in control.  The severance payment will be twelve months of the executive’s then current salary, paid in a lump sum within 45 days of the termination.  “Involuntary termination” means (1) termination of the executive’s employment other than for cause, (2) a reduction of the executive’s base salary, unless generally applicable to all senior officers of the Bank, (3) a material adverse change in the executive’s benefits, contingent benefits or vacation, unless generally applicable to all senior officers of the Bank, (4) a relocation of more than 20 miles for Mr. Costa and 50 miles for Mr. Mullet from Mountlake Terrace, Washington or (5) a material demotion of the executive, including but not limited to a material diminution of the executive’s title, duties or responsibilities.  Receipt of the severance payment is conditioned upon the executive signing a severance agreement containing a comprehensive release of claims.

Equity Awards.  The 2013 Equity Incentive Plan and the 2018 Equity Incentive Plan provide for acceleration of awards if a recipient of an award terminates service early as a result of death or disability.  The 2013 Equity Incentive Plan also provides that in connection with an actual change in control, all unexercisable options will become fully exercisable and all unvested awards of restricted stock will vest in full.  The 2018 Equity Incentive Plan provides that if a change in control occurs prior to the vesting date of an award that is outstanding on the change in control date, and the participant experiences an involuntary separation from service, other than a termination for cause, during the 365-day period following the change in control date, then the vesting date for such non-vested outstanding award will be accelerated to the date of the participant’s involuntary separation from service.  However, if upon a change in control the successor to FS Bancorp either does not assume the outstanding award or replace it with an award that is determined by the Compensation Committee to be at least equivalent in value to the outstanding award on the change in control date, then the vesting date of such outstanding award will be accelerated to the change in control date.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to periodically include in our annual meeting proxy statement and present at the meeting a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of FS Bancorp’s executives as disclosed in this proxy statement.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of FS Bancorp’s named executive officers as disclosed in the compensation tables and related material in the proxy statement for the 2019 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of FS Bancorp and 1st Security Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we were required to include in the proxy statement for the 2013 annual meeting of shareholders a non-binding shareholder vote to consider the timing of future shareholder votes on executive compensation.  Shareholders voted in favor of holding an annual vote on executive compensation and the Board of Directors determined to adopt an annual frequency.  The Dodd-Frank Act requires that shareholders be permitted to vote on the frequency of future votes on executive compensation at least once every six years.  Accordingly, we are including in this proxy statement and presenting at this year’s annual meeting a non-binding shareholder vote to consider the timing of future shareholder votes on executive compensation.  This proposal gives shareholders the opportunity to vote on whether a resolution to approve the compensation of our named executive officers should be presented to shareholders every one, two or three years, or to abstain from voting.

The Board of Directors believes that a resolution to approve the compensation of our named executive officers should be presented to shareholders every year because the Board is committed to strong corporate governance and an annual cycle provides for the greatest accountability to our shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect when the shareholders will be asked to vote on executive compensation in future years.  The Compensation Committee and the Board will, however, take into account the outcome of the vote when considering when to present shareholders with a resolution to approve executive compensation.

The Board of Directors recommends that you vote for conducting an advisory vote on executive compensation EVERY YEAR.

AUDIT COMMITTEE MATTERS

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directions and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent registered public accounting firm, the internal audit department and management of FS Bancorp.

The Audit Committee of the FS Bancorp Board of Directors reports as follows with respect to FS Bancorp’s audited financial statements for the fiscal year ended December 31, 2018:

•	The Audit Committee has reviewed and discussed the 2018 audited financial statements with management;

•
The Audit Committee has discussed with the independent registered public accounting firm, Moss Adams LLP, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board;

•
The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence from FS Bancorp; and

•
The Audit Committee has, based on its review and discussions with management of the 2018 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that FS Bancorp’s audited financial statements for the year ended December 31, 2018 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:	Ted A. Leech Michael J. Mansfield Mark H. Tueffers Marina Cofer-Wildsmith

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2018 and that appointment is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of Moss Adams LLP to our shareholders for ratification as a matter of good corporate practice.  If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of FS Bancorp and our shareholders.  Moss Adams LLP served as our independent registered public accounting firm for the year ended December 31, 2018 and a representative of the firm will be present at the annual meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed to us by Moss Adams LLP for professional services rendered for the fiscal years ended December 31, 2018 and 2017.

	Year Ended
	December 31,
	2018	2017
Audit Fees	$273,700	$263,700
Audit-Related Fees	122,266	174,718
Tax Fees	60,671	48,733
All Other Fees	--	--
	$456,637	$487,161

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent registered public accounting firm and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm.  All of the services provided by Moss Adams LLP in the year ended December 31, 2018 were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of FS Bancorp’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this proxy statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended December 31, 2018, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly recorded and filed in a timely fashion, with the exception of a filing by each of Messrs. Costa, Adams and Tueffers covering two transactions, an initial statement of beneficial ownership by new executive officers Kelli Nielsen, Erin Burr and Victoria Jarman, a filing by each of Messrs. Costa, Adams, O'Leary, Ness and Mullet and Ms. Cofer-Wildsmith covering one transaction.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FS Bancorp's common stock.  In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

Our annual report to shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, FS Bancorp, Inc., 6920 220th Street SW, Mountlake Terrace, Washington 98043.  The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual of shareholders must be received at the executive office at 6920 220th Street SW, Mountlake Terrace, Washington 98043, no later than December 10, 2019.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by April 23, 2019.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET

MATTHEW D. MULLET SECRETARY

Mountlake Terrace, Washington
April 8, 2019

ANNUAL MEETING OF SHAREHOLDERS OF
FS BANCORP, INC.
May 23, 2019
GO GREEN

 e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERENT AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and proxy card
are available at http://investorrelations.fsbwa.com/corporateprofile
Please sign, date and mail
your vote authorization form in the
envelope provided as soon
 as possible.
Please detach along perforated line and mail in the envelope provided.
20334300000000001000 8                                                                                                                                         052319

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   [x]

1. The election as director of the nominees listed below (except as marked to the contrary below).				FOR AGAINST ABSTAIN
[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES: O Ted A. Leech Three-year Term O Marina Cofer-Wildsmith Three-year Term O Mark H. Tueffers Three-year Term	2.	Advisory (non-binding) approval of the compensation of FS Bancorp, Inc.’s named executive officers.	[ ] [ ] [ ]
		3.	Advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two, or three years.	1 YEAR 2 YEARS 3 YEARS ABSTAIN [ ] [ ] [ ] [ ]
		4.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as the independent registered public accounting firm for the year ending December 31, 2019.	FOR AGAINST ABSTAIN [ ] [ ] [ ]
In their discretion, upon such other matters as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” all the nominees listed, “FOR” proposals 2 and 4, and for “1 YEAR” for proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●	This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all the nominees listed, for proposals 2 and 4, and for “1 YEAR” for proposal 3. If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of FS Bancorp, Inc. at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from FS Bancorp, Inc. prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders, and the 2018 Annual Report to Shareholders.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder _______________________________________ Date: ________________________________ Signature of Shareholder:____________________ Date: ______________
Note: Please sign exactly as your name or names appear on this Vote Authorization Form.

FS BANCORP, INC.
Annual Meeting of Shareholders on May 13, 2019
VOTE AUTHORIZATION FORM
FS BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN
The undersigned being a participant in the FS Bancorp, Inc. Employee Stock Ownership Plan (“Plan”) does hereby direct the Trustee thereof to vote all shares of FS Bancorp, Inc. allocated to the undersigned's account in the Plan as of March 22, 2019 for which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the 1st Security Bank of Washington Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 23, 2019, at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF
FS BANCORP, INC.
May 23, 2019
GO GREEN

 e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERENT AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and proxy card
are available at http://investorrelations.fsbwa.com/corporateprofile
Please sign, date and mail
your proxy card in the
envelope provided as soon
 as possible.
Please detach along perforated line and mail in the envelope provided.
20334300000000001000 8                                                                                                                                         052319

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   [x]

1. The election as director of the nominees listed below (except as marked to the contrary below).				FOR AGAINST ABSTAIN
[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES: O Ted A. Leech Three-year Term O Marina Cofer-Wildsmith Three-year Term O Mark H. Tueffers Three-year Term	2.	Advisory (non-binding) approval of the compensation of FS Bancorp, Inc.’s named executive officers.	[ ] [ ] [ ]
		3.	Advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two, or three years.	1 YEAR 2 YEARS 3 YEARS ABSTAIN [ ] [ ] [ ] [ ]
		4.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as the independent registered public accounting firm for the year ending December 31, 2019..	FOR AGAINST ABSTAIN [ ] [ ] [ ]
In their discretion, upon such other matters as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” all the nominees listed, “FOR” proposals 2 and 4, and for “1 YEAR” for proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:●	This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all the nominees listed, for proposals 2 and 4, and for “1 YEAR” for proposal 3. If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of FS Bancorp, Inc. at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from FS Bancorp, Inc. prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders, and the 2018 Annual Report to Shareholders.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder _______________________________________ Date: ________________________________ Signature of Shareholder:____________________ Date: ______________
Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FS BANCORP, INC.
Revocable Proxy for Annual Meeting of Shareholders on May 23, 2019
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints the official Proxy Committee of the Board of Directors of FS Bancorp, Inc. (“FS Bancorp”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of FS Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the 1st Security Bank of Washington Administrative Office, located at 6920 220th Street SW, Mountlake Terrace, Washington, on Thursday, May 23, 2019, at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated.
(Continued and to be signed on the reverse side.)